UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 21, 2009
Date of Report (Date of earliest event reported)
COMPLETE PRODUCTION SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-32858 (Commission File Number)	72-1503959 (IRS Employer Identification No.)

11700 Katy Freeway, Suite 300	77079 (Zip Code)
Houston, Texas
(Address of principal executive
offices)
Registrant’s telephone number, including area code: (281) 372-2300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Vice President — Accounting, Corporate Controller, Chief Accounting Officer and Assistant Treasurer
     On May 21, 2009, the Board of Directors of Complete Production Services, Inc. (the “Company”) promoted Dewayne Williams from Assistant Controller to Vice President — Accounting, Corporate Controller, Chief Accounting Officer and Assistant Treasurer of the Company. Mr. Williams replaces Robert L. Weisgarber, who is retiring on July 1, 2009 (as reported in the Company’s Form 8-K filed on May 15, 2009). Mr. Weisgarber will continue employment with the Company in a non-executive officer capacity until his retirement on July 1, 2009.
     Mr. Williams has served as the Company’s Assistant Controller since September 2005. From August 2004 until September 2005, Mr. Williams served as the Financial Reporting Manager with Core Laboratories N.V., a publicly held oilfield service company, and from December 1999 to August 2004 he served as the SEC Reporting Manager of NATCO Group Inc., a publicly held oil service company. Prior to December 1999, Mr. Williams’ experience included Financial Reporting and Accounting Manager with Enron Corp, and service as an Audit Senior with Coopers & Lybrand, L.L.P and with Arthur Andersen, L.L.P. Mr. Williams is a Certified Public Accountant.
     The Compensation Committee approved the following increases in Mr. Williams’ compensation, to be effective as of July 1, 2009: (i) an increase in annual base salary from $170,000 per year to $185,000 per year; (ii) an increase in his target bonus opportunity under the Company’s annual incentive program, such that Mr. Williams’ 2009 target bonus at “Expected Value” level of performance under the annual cash performance based program will be based on 40% of his base salary at fiscal year end, an increase from 30%; and (iii) a one-time promotional grant of 10,000 stock options with an exercise price equal to the closing market price of the Company’s common stock on the date of grant (July 1, 2009).
     In addition, the Compensation Committee approved the Company entering into a change of control agreement with Mr. Williams, effective as of July 1, 2009, which will provide that if there is a change of control and Mr. Williams’ employment is terminated other than for “cause” within two years after such a change of control, he will be entitled to:
(i)	a lump sum severance payment equal to the sum of (a) his then annual base salary, plus (b) the bonus payable to him at Expected Value under the annual cash performance based plan for the year during which his employment is terminated, plus (c) one year of automobile allowance at his then current rate;

(ii)	continued medical and dental health insurance benefits for one year following the termination, based on the cost sharing arrangement in effect at the time of termination;

(iii)	immediate vesting of all of his then outstanding unvested stock options and restricted stock; and

(iv)	an extension of the exercise period for vested options with a grant date after November 2006 from the then current expiration date to the date that is one year following the date of the termination.
     The terms of Mr. Williams’ agreement regarding definitions of cause and change of control, timing of the payments, terms of his continued coverage and insurance, and conditions for receipt of the payments and benefits, including execution of a general release and covenants not to compete or solicit, will be substantially similar to those provided in the Company’s form Executive Agreement.
Stockholder Approval of Amendment to Complete Production Services, Inc. 2008 Incentive Award Plan
     On May 21, 2009 at the annual meeting of stockholders, the stockholders of the Company approved an amendment (the “Amendment”) to the Complete Production Services, Inc. 2008 Incentive Award Plan (the “2008 Plan”), which increased the number of shares authorized for issuance under the 2008 Plan by 6,400,000 shares, from 2,500,000 to 8,900,000 shares. No more than 8,900,000 shares of common stock may be issued upon the exercise of incentive stock options under the 2008 Plan. The Amendment became effective immediately upon stockholder approval.
     The Amendment also instituted a fungible share counting method. The aggregate number of shares available for issuance under the 2008 Plan shall be reduced by (i) 1.3 shares for each share of common stock delivered in settlement of any full value award, and (ii) 1.0 shares for each share of common stock delivered in settlement of any option, stock appreciation right or any other award that is not a full value award. In the event of any cancellation, termination, expiration, lapse or forfeiture of an award granted prior to May 21, 2009 under the 2008 Plan, or of any award outstanding under our Amended and Restated 2001 Stock Incentive Plan, as amended, any shares subject to such award at such time will be made available for future grants under the 2008 Plan on a one for one basis. In the event of any cancellation, termination, expiration or forfeiture of any full value award that is granted after May 21, 2009 under the 2008 Plan, any shares subject to such award at such time will be made available for future grants under the 2008 Plan on the basis of 1.3 shares for each share subject to such full value award. For purposes of the 2008 Plan, full value awards mean any award other than (i) an option, (ii) a stock appreciation right or (iii) any other award for which the holder pays the intrinsic value existing as of the date of grant (whether directly or by forgoing a right to receive a payment from us or any subsidiary of ours).
     The foregoing summary is qualified by reference to (i) the full text of the 2008 Plan, as amended, which is incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “Commission”) on April 7, 2008 and (ii) the full text of the Amendment, which is incorporated by reference to Appendix A of the Definitive Additional Materials provided by the Company on Schedule 14A filed with the Commission on May 11, 2009.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
10.1	Amendment No. 1 to the Complete Production Services, Inc. 2008 Incentive Award Plan (incorporated by reference to Appendix A of the Company’s Definitive Additional Materials on Schedule 14A filed on May 11, 2009).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 28, 2009

Complete Production Services, Inc.

By:	/s/ Jose A. Bayardo

Jose A. Bayardo
Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit
No.	Description

10.1	Amendment No. 1 to the Complete Production Services, Inc. 2008 Incentive Award Plan (incorporated by reference to Appendix A of the Company’s Definitive Additional Materials on Schedule 14A filed on May 11, 2009).